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                        VANGUARD CAPITAL OPPORTUNITY FUND

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 18, 2000
                     IMPORTANT CHANGE AS OF JANUARY 8, 2001

LIMITS ON ADDITIONAL INVESTMENTS BY EXISTING SHAREHOLDERS
Effective as of the close of business on January 8, 2001, existing shareholders of the Capital Opportunity Fund may invest up to an additional $25,000 in the Fund during each calendar year. This $25,000 limit applies to the total amount invested in all Fund accounts registered to the same Social Security or Taxpayer Identification Number. Investments made on or before January 8, 2001, do not count toward the $25,000 yearly limit, nor do dividend and capital gains reinvestments.

FUND CLOSED TO NEW ACCOUNTS
Vanguard Capital Opportunity Fund will remain closed and will not accept new accounts.

ELECTRONIC TRANSACTIONS
During the closed period, it will not be possible to purchase Fund shares through Vanguard's website or Tele-Account(R) service. However, shareholders may continue to redeem Fund shares using these electronic methods.

Vanguard Capital Opportunity Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's transaction policies.

(C)2000 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                            - 012001